Exhibit 24

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Joseph D. Emanuel, Stephen Pelletier, and Thomas J. Diemer, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of Pruco Life Insurance Company of New Jersey (the “Registrant”) for the fiscal year ended December 31, 2011 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 2012.

/s/ James J. Avery
James J. Avery

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Joseph D. Emanuel, Stephen Pelletier, and Thomas J. Diemer, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of Pruco Life Insurance Company of New Jersey (the “Registrant”) for the fiscal year ended December 31, 2011 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February, 2012.

/s/ Robert M. Falzon
Robert M. Falzon

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Joseph D. Emanuel, Stephen Pelletier, and Thomas J. Diemer, and each of them severally, her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of Pruco Life Insurance Company of New Jersey (the “Registrant”) for the fiscal year ended December 31, 2011 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign her name in her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of February, 2012.

/s/ Yanela C. Frias
Yanela C. Frias

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Joseph D. Emanuel, Stephen Pelletier, and Thomas J. Diemer, and each of them severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of Pruco Life Insurance Company of New Jersey (the “Registrant”) for the fiscal year ended December 31, 2011 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February, 2012.

/s/ Bernard J. Jacob
Bernard J. Jacob